Virtus Equity Trust

Supplement dated December 10, 2010 to the

Prospectus dated July 31, 2010, as supplemented

IMPORTANT NOTICE TO INVESTORS

Virtus Balanced Fund

On page 1 of the summary prospectus and of the statutory prospectus, the second sentence under “Principal Investment Strategies” in the section “Investments, Risks and Performance” is hereby amended to read: “For the fund’s equity allocation, the adviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the adviser believes offer superior return opportunity.”

Virtus Growth & Income Fund

On page 1 of the summary prospectus and page 5 of the statutory prospectus, the second sentence under “Principal Investment Strategies” in the section “Investments, Risks and Performance” is hereby amended to read: “The adviser’s selection process begins with a top-down approach and econometric sector analysis. Industry level and fundamental security analysis is then utilized to identify securities that the adviser believes offer superior return opportunity.”

Virtus Tactical Allocation Fund

On page 1 of the summary prospectus and page 40 of the statutory prospectus, the second sentence under “Principal Investment Strategies” in the section “Investments, Risks and Performance” is hereby amended to read: “For the fund’s equity allocation, the adviser employs a Growth at a Reasonable Price philosophy in the security selection process. Top-down and econometric sector analysis, as well as industry level and fundamental security analysis, are utilized to identify securities that the adviser believes offer superior return opportunity.”

Virtus Growth & Income Fund and Virtus Tactical Allocation Fund

The section “Additional Investment Techniques” on page 67 of the statutory prospectus is hereby amended by inserting an “X” in the line for “Derivatives” to indicate that each of the Funds may use derivatives as an additional investment technique.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VET 8019/Bal&G&I&TA Updates (12/10)

Virtus Equity Trust

Supplement dated December 10, 2010 to the

Statement of Additional Information (“SAI”)

dated July 31, 2010, as supplemented

IMPORTANT NOTICE TO INVESTORS

1.	The third sentence in the second paragraph under “Loan and Debt Participations and Assignments” in the section “Investment Techniques and Risks” on page 26 is hereby replaced in its entirety with the following: “Moreover, loan participation agreements generally limit the right of the participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments.” Additionally, the following is added at the end of the third paragraph under this heading: “For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

2.	The fifth sentence in the first paragraph in the section “How to Buy Shares” on page 47 is hereby replaced with the following: “For purchases of Class I Shares by private clients of the Adviser, subadviser and their affiliates, or through certain programs and defined contribution plans with which the Distributor has an arrangement, the minimum initial investment is waived.”

3.	The first sentence of the disclosure under “Class I Shares—All Funds” in the section “Alternative Purchase Arrangements” on page 49 is hereby replaced with the following: “Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services, or (ii) have entered into in agreement with the distributor to offer Class I Shares through a no-load network, platform or defined contribution plan.”

Investors should retain this supplement with the SAI for future reference.

VET 8019B/Updates SAI (12/10)